T. Rowe Price International Funds, Inc.

T. Rowe Price Emerging Europe & Mediterranean Fund

Supplement to prospectus dated March 1, 2009

On page 20, the fee table for the Emerging Europe & Mediterranean Fund is updated and revised to add an expense ratio limitation and relevant footnotes as follows:

Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Emerging Europe & Mediterranean	2.00%	1.06%	0.92%b	1.98%be	—	—

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

bExpenses have been restated to reflect fees based on fund assets as of March 31, 2009.

eEffective May 1, 2009, T. Rowe Price International contractually obligated itself (through February 28, 2011) to waive its fees and/or bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 2.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever its expense ratio is below 2.00%. However, no reimbursement will be made more than three years after the waiver, or payment or if it would result in the expense ratio exceeding 2.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

The "Example" on page 21 is revised to reflect current fees for the Emerging Europe & Mediterranean Fund:

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Emerging Europe & Mediterranean	$201	$621	$1,068	$2,306

The date of this supplement is May 1, 2009.

C01-042 5/1/09